Exhibit 99.2

Press Release: BigBear.ai Awarded GSA OASIS+ IDIQ Contract for Federal Civilian and Defense Agencies

Columbia, MD – December 19, 2024 – BigBear.ai (NYSE: BBAI), a leading provider of AI-powered decision intelligence solutions for defense and national security, has been awarded a position on the U.S. General Services Administration’s (GSA) OASIS+ (One Acquisition Solution for Integrated Services Plus) Unrestricted Multiple Agency Contract (MAC).

OASIS+ is a best-in-class, government-wide suite of contracts designed to streamline the procurement of complex professional services across all federal agencies. This multiple-award IDIQ (Indefinite Delivery Indefinite Quantity) contract has no maximum dollar ceiling and offers a 10-year ordering period with an unlimited number of task orders at any dollar value, providing government customers with flexible and efficient access to BigBear.ai solutions.

“We are honored to be selected for GSA OASIS+,” said Mandy Long, CEO of BigBear.ai. “This milestone underscores our proven track record of delivering innovative solutions that merge deep expertise with cutting-edge technology. Through OASIS+, we look forward to expanding our reach and impact across critical federal missions while strengthening our partnerships with existing customers.”

BigBear.ai’s award includes 75 Contract Line Item Numbers (CLINs) across 5 key domains, demonstrating the company’s breadth of capabilities and strategic alignment with federal priorities. BigBear.ai’s awarded domains are:

•	Management and Advisory

•	Technical and Engineering

•	Research and Development

•	Intelligence Services

•	Logistics

By securing a GSA OASIS+ master contract, BigBear.ai joins a group of almost 600 companies trusted to deliver complex and integrated professional and technical services. For additional information about using the GSA OASIS+ contract vehicle, visit https://www.gsa.gov/oasis-plus/ or contact BigBear.ai at info@bigbear.ai.

About BigBear.ai

BigBear.ai is a leading provider of AI-powered decision intelligence solutions for national security, digital identity, and supply chain management. Customers and partners rely on BigBear.ai’s artificial intelligence and predictive analytics capabilities in highly complex, distributed, mission-based operating environments. Headquartered in Columbia, Maryland, BigBear.ai is a public company traded on the NYSE under the symbol BBAI. For more information, visit https://bigbear.ai and follow BigBear.ai on LinkedIn: @BigBear.ai, and X: @BigBearai. To receive email communications from BigBear.ai, register here.

Forward-Looking Statements

This press release contains “forward-looking statements.” Such statements include, but are not limited to, statements regarding the intended use of proceeds from the private placement and may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company’s control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; risks related to the uncertainty of the projected financial information (including on a segment reporting basis); risks related to delays caused by factors outside of our control, including changes in fiscal or contracting policies or decreases in available government funding; changes in government programs or applicable requirements; budgetary constraints, including automatic reductions as a result of “sequestration” or similar measures and constraints imposed by any lapses in appropriations for the federal government or certain of its departments and agencies; influence by, or competition from, third parties with respect to pending, new, or existing contracts with government customers; our ability to successfully compete for and receive task orders and generate revenue under multiple award Indefinite Delivery Indefinite Quantity (IDIQ) contracts; potential delays or changes in the government appropriations or procurement processes, including as a result of events such as war, incidents of terrorism, natural disasters, and public health concerns or epidemics; and increased or unexpected costs or unanticipated delays caused by other factors outside of our control, such as performance failures of our subcontractors; risks related to the rollout of the business and the timing of expected business milestones; the effects of competition on our future business; our ability to issue equity or equity-linked securities in the future, and those factors discussed in the Company’s reports and other documents filed with the SEC, including under the heading “Risk Factors.” More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise, except as required by law.

Contacts

General/Sales: info@bigbear.ai

Investors: investors@bigbear.ai

Media: media@bigbear.ai